UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — December 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|11

Annual report

Putnam VT International Equity Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

Global financial uncertainty and the European debt crisis continue to contribute to risk aversion and volatility within markets around the world. While we have experienced some positive trends in recent months, stock markets ended 2011 essentially where they began.

Until a lasting and meaningful solution is found for the European debt problem and the U.S. economy establishes a solid footing, it is our belief that this volatility and uncertainty will persist, at least over the near term. In this kind of market, Putnam’s portfolio managers and analysts are dedicated to uncovering opportunities, while seeking to guard against downside risk.

During periods of market uncertainty, it is especially important to rely on the counsel and expertise of your financial advisor, who can help you maintain a long-term focus and a balanced investment approach suitable to your goals.

In other developments, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/11)

Investment objective

Capital appreciation

Net asset value December 31, 2011

Class IA: $9.60	Class IB: $9.49

Total return at net asset value

(as of 12/31/11)	Class IA shares*	Class IB shares†	MSCI EAFE Index (ND)

1 year	–16.71%	–16.93%	–12.14%

5 years	–29.98	–30.81	–21.48
Annualized	–6.88	–7.10	–4.72

10 years	24.86	21.90	57.78
Annualized	2.25	2.00	4.67

Life	98.64	92.39	64.97
Annualized	4.68	4.46	3.39

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/11. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT International Equity Fund 1

Report from your fund’s manager

How did Europe’s fiscal and political challenges play out in international markets over the past year, and how did the fund fare?

Europe’s worsening sovereign debt crisis caused significant volatility in international markets. As uncertainties periodically erupted over the ability of European leaders to permanently resolve the region’s problems, investors lost their appetite for risk and equity markets suffered.

In this difficult period, class IA shares of Putnam VT International Equity Fund at net asset value underperformed the benchmark, which we attribute to widespread risk aversion that drove investors out of attractively valued names into a narrow group of defensive sectors.

How did the economic situation in Europe affect other markets?

Markets were repeatedly affected by bouts of risk aversion as investors tried to gauge the ripple effect of Europe’s situation on the global economy. Europe is China’s largest export market, for example, so European weakness would negatively affect China’s export growth. In addition, investors were concerned that a European recession, which forecasters now believe is all but inevitable in the first half of 2012, might derail the tentative recovery in the United States.

Japan, by contrast, is more exposed to the United States and China than to Europe. Many Japanese companies represent inexpensive investment opportunities, in our view, but if Japan’s fate is not strongly tied to that of Europe, it does face its own important risks as 2012 progresses. These include the gradual fading of the reconstruction effort and the longer-term problem of massive government debt combined with poor demographics.

In many emerging markets, we have seen government policy turn more supportive of economic growth, particularly as the Europe-based threat to export-led growth has increased. While it may cap growth in the short term, we do not believe Europe will derail the long-term growth of emerging markets, their economic rebalancing through the development of domestic consumption, or their secular trends of urbanization and wealth creation among a rising middle class.

Which stocks did well in the portfolio?

Sanofi, the largest contributor to performance, is a large, well-capitalized health-care company. It pays a good dividend yield, and we perceive it has strong growth prospects, particularly in the wake of its purchase of Genzyme, a leading biotechnology company based in the United States.

Belgium-based multi-national brewing company Anheuser-Busch InBev [ABI] also was a top contributor. ABI is a truly international company with globally and locally recognized brands and substantial exposure to emerging-market growth. By cutting back on debt and returning cash to shareholders, the company’s share price appreciated.

A third contributor was Telstra, the leading telecom company in Australia, which offers an attractive dividend yield. Investors flocked to the name as other sectors proved less secure in 2011 and also because investors began to view the impact of Australia’s next-generation fiber network as more positive for the company.

Which positions or strategies detracted from relative returns?

The largest detractor was our investment in jewelry maker Pandora. We believed the company had strong growth prospects in the area of affordable luxury products, but it was unable to diversify its product offering, exhibited an inability to manage its inventory, and proved highly vulnerable to the rising costs of precious metals. By period-end, we eliminated the fund’s position in the stock.

Another detractor was Longtop, an information-technology services provider to large banks in China. We eliminated this position before the fund’s fiscal year-end.

The stock of First Solar, a low-cost manufacturer of utility-scale solar facilities, also detracted from results. The stock sold off aggressively during the period, as the market realized that government subsidies would be increasingly hard to secure throughout the developed markets. We eliminated this stock from the portfolio because it was not generating the earnings we had anticipated.

What is your outlook?

In our view, it is highly likely that 2012 will continue to present the market with major challenges. Europe has not fully come to terms with a number of serious risks, including a deteriorating economic outlook, heavy sovereign funding schedules, and continued elevated borrowing costs. We believe it is likely that the European Union will muster the political will and leverage the backing of the International Monetary Fund in order to remain intact through this period of macroeconomic instability. Having said that, we believe that the likely recession in Europe — exacerbated by Europe’s need for austerity — will hit peripheral European countries relatively hard and may put downward pressure on global growth in the near term.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Current and future portfolio holdings are subject to risk.

2 Putnam VT International Equity Fund

Your fund’s manager

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He joined Putnam in 2000 and has been in the investment industry since 1988.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Equity Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2011, to December 31, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/11		for the 6 months ended 12/31/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.99	$5.11	$4.48	$5.75

Ending value
(after expenses)	$796.70	$795.50	$1,020.77	$1,019.51

Annualized
expense ratio†	0.88%	1.13%	0.88%	1.13%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT International Equity Fund (the “fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2012

Putnam VT International Equity Fund 5

The fund’s portfolio 12/31/11

COMMON STOCKS (99.6%)*	Shares	Value

Australia (2.8%)
Macquarie Group, Ltd.	147,662	$3,589,136

Origin Energy, Ltd.	205,795	2,796,746

Telstra Corp., Ltd.	1,490,270	5,072,596

		11,458,478
Belgium (2.4%)
Anheuser-Busch InBev NV	158,319	9,668,946

		9,668,946
Brazil (1.4%)
Cia Hering	133,700	2,326,713

Itau Unibanco Holding SA ADR (Preference)	168,800	3,132,928

		5,459,641
Canada (3.0%)
Agrium, Inc.	42,620	2,860,717

Canadian Natural Resources, Ltd.	149,300	5,590,964

Potash Corp. of Saskatchewan, Inc.	85,800	3,546,540

		11,998,221
China (5.0%)
Baidu, Inc. ADR †	17,200	2,003,284

China Mobile, Ltd.	309,500	3,017,595

China National Materials Co., Ltd.	7,383,000	2,609,193

China WindPower Group, Ltd. †	25,560,000	956,494

Industrial and Commercial Bank of China, Ltd.	8,374,000	4,983,699

Lenovo Group, Ltd.	3,402,000	2,260,793

PCD Stores Group, Ltd.	9,880,000	1,354,125

Perfect World Co., Ltd. ADR † S	129,000	1,350,630

Zhongpin, Inc. †	233,000	1,985,160

		20,520,973
France (10.2%)
AXA SA	244,024	3,144,845

BNP Paribas SA	136,864	5,357,964

Christian Dior SA	64,420	7,614,041

Sanofi	170,700	12,490,290

Technip SA	58,804	5,495,997

Valeo SA	86,531	3,424,066

Vinci SA	95,064	4,147,461

		41,674,664
Germany (10.9%)
Allianz SE	49,548	4,735,338

Biotest AG (Preference)	29,352	1,510,324

Deutsche Bank AG	113,042	4,272,594

Deutsche Post AG	536,205	8,243,972

Kabel Deutschland Holding AG †	82,759	4,188,025

Lanxess AG	75,860	3,924,835

MTU Aero Engines Holding AG	82,147	5,256,149

Porsche Automobil Holding SE (Preference)	131,342	7,028,796

Siemens AG	59,815	5,720,743

		44,880,776
Hong Kong (0.7%)
Henderson Land Development Co., Ltd.	617,000	3,054,849

		3,054,849
Ireland (3.2%)
Covidien PLC	92,000	4,140,920

Kerry Group PLC Class A	121,179	4,435,542

WPP PLC	451,920	4,719,529

		13,295,991
Israel (0.8%)
Teva Pharmaceutical Industries, Ltd. ADR	85,600	3,454,816

		3,454,816
Italy (0.8%)
Fiat SpA S	682,935	3,123,079

		3,123,079

COMMON STOCKS (99.6%)* cont.	Shares	Value

Japan (21.0%)
Aisin Seiki Co., Ltd.	145,200	$4,131,374

Fujitsu, Ltd.	705,000	3,658,083

Inpex Corp.	1,144	7,194,135

Japan Tobacco, Inc.	1,210	5,687,408

Konami Corp.	141,400	4,229,603

Lawson, Inc.	114,100	7,120,411

Mitsubishi Electric Corp.	620,000	5,928,003

Mitsubishi Tanabe Pharma	234,300	3,705,309

Mitsubishi UFJ Financial Group, Inc.	1,292,900	5,484,781

Nippon Telegraph & Telephone (NTT) Corp.	160,700	8,161,382

Nissan Motor Co., Ltd.	868,000	7,790,782

ORIX Corp.	94,910	7,823,859

Sumitomo Heavy Industries, Ltd.	833,000	4,849,120

Tokyo Gas Co., Ltd.	1,564,000	7,187,091

Yamada Denki Co., Ltd.	53,020	3,602,471

		86,553,812
Malaysia (0.6%)
AirAsia Bhd	2,162,500	2,566,323

		2,566,323
Netherlands (1.0%)
ING Groep NV GDR †	604,681	4,309,096

		4,309,096
Norway (0.7%)
DnB NOR ASA	313,052	3,058,876

		3,058,876
Russia (1.7%)
Gazprom OAO ADR	274,650	2,920,394

Sberbank of Russia ADR † S	348,923	3,432,860

Synergy Co. †	51,676	722,741

		7,075,995
South Korea (0.9%)
Samsung Electronics Co., Ltd.	4,209	3,866,075

		3,866,075
Spain (0.6%)
Grifols SA † S	148,108	2,486,505

Grifols SA Class B †	14,810	161,010

		2,647,515
Taiwan (1.5%)
Hon Hai Precision Industry Co., Ltd.	1,361,800	3,721,535

Unimicron Technology Corp.	2,214,000	2,601,481

		6,323,016
United Kingdom (26.1%)
Associated British Foods PLC	254,033	4,364,231

Barclays PLC	1,912,451	5,180,774

BG Group PLC	434,323	9,262,946

British American Tobacco (BAT) PLC	171,855	8,148,602

Centrica PLC	1,019,497	4,575,606

Compass Group PLC	587,262	5,560,443

Kingfisher PLC	1,205,163	4,685,360

Pearson PLC	220,961	4,138,064

Prudential PLC	532,467	5,246,660

Rio Tinto PLC	247,617	11,983,298

Royal Dutch Shell PLC Class A	276,487	10,164,392

SSE PLC	359,175	7,195,414

Standard Chartered PLC	154,044	3,353,925

Tullow Oil PLC	200,048	4,348,392

Vodafone Group PLC	3,421,612	9,499,628

WM Morrison Supermarkets PLC	859,207	4,342,223

Xstrata PLC	355,255	5,349,740

		107,399,698

6 Putnam VT International Equity Fund

COMMON STOCKS (99.6%)* cont.	Shares	Value

United States (4.3%)
Accenture PLC Class A S	37,800	$2,012,094

ACE, Ltd.	63,600	4,459,632

Apple, Inc. †	9,100	3,685,500

Beam, Inc.	35,100	1,798,173

Tyco International, Ltd.	125,498	5,862,012

		17,817,411

Total common stocks (cost $432,901,512)		$410,208,251

U.S. GOVERNMENT AGENCY MORTGAGE
OBLIGATIONS (—%) * i	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates 3.50%,
December 1, 2025	$107,341	$115,292

Total U.S. government agency mortgage
obligations (cost $115,292)		$115,292

SHORT-TERM INVESTMENTS (3.1%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	9,966,380	$9,966,380

SSgA Prime Money Market Fund 0.08% P	690,000	690,000

U.S. Treasury Bills with effective yields ranging
from 0.090% to 0.093%, November 15, 2012 ##	$1,300,000	1,298,999

U.S. Treasury Bills with effective yields ranging
from 0.068% to 0.071%, July 26, 2012 ##	509,000	508,841

U.S. Treasury Bills with effective yields ranging
from 0.070% to 0.071%, June 28, 2012 ##	301,000	300,911

U.S. Treasury Bills with effective yields ranging
from 0.088% to 0.129%, May 3, 2012 ##	20,000	19,998

U.S. Treasury Bills with an effective yield
of 0.102%, April 5, 2012 ##	10,000	9,999

Total short-term investments (cost $12,794,995)		$12,795,128

Total investments (cost $445,811,799)		$423,118,671

Key to holding’s abbreviations

ADR	American Depository Receipts
GDR	Global Depository Receipts
OAO	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through December 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $411,910,487.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,805,921 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

The fund had the following industry concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

Oil, gas, and consumable fuels	10.3%

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $292,890,752)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N. A.

	Australian Dollar	Buy	1/18/12	$586,768	$585,420	$1,348

	British Pound	Sell	1/18/12	3,617,123	3,660,769	43,646

	Canadian Dollar	Sell	1/18/12	619,472	619,687	215

	Euro	Sell	1/18/12	19,504,592	20,336,234	831,642

	Norwegian Krone	Sell	1/18/12	111,406	114,788	3,382

	Swedish Krona	Buy	1/18/12	6,727,069	6,838,756	(111,687)

	Swiss Franc	Sell	1/18/12	2,241,131	2,299,770	58,639

Barclays Bank PLC

	British Pound	Sell	1/18/12	3,719,143	3,764,546	45,403

	Canadian Dollar	Sell	1/18/12	2,297,336	2,298,291	955

	Euro	Buy	1/18/12	5,944,869	6,196,052	(251,183)

	Hong Kong Dollar	Sell	1/18/12	1,882,456	1,882,227	(229)

	Japanese Yen	Sell	1/18/12	1,711,793	1,697,181	(14,612)

	Norwegian Krone	Sell	1/18/12	46,327	47,725	1,398

	Singapore Dollar	Buy	1/18/12	2,521,692	2,555,431	(33,739)

	Swedish Krona	Sell	1/18/12	195,648	198,898	3,250

	Swiss Franc	Buy	1/18/12	2,393,408	2,455,910	(62,502)

Citibank, N. A.

	Australian Dollar	Buy	1/18/12	229,050	228,494	556

	British Pound	Sell	1/18/12	3,206,094	3,245,048	38,954

	Canadian Dollar	Sell	1/18/12	1,313,716	1,315,037	1,321

Putnam VT International Equity Fund 7

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $292,890,752) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N. A. cont.

	Danish Krone	Buy	1/18/12	$4,136,486	$4,308,606	$(172,120)

	Euro	Sell	1/18/12	3,866,773	4,028,957	162,184

	Hong Kong Dollar	Buy	1/18/12	1,447,438	1,447,241	197

	Norwegian Krone	Buy	1/18/12	1,804,661	1,859,402	(54,741)

	Singapore Dollar	Buy	1/18/12	1,018,576	1,032,188	(13,612)

	Swedish Krona	Sell	1/18/12	1,335,052	1,357,413	22,361

	Swiss Franc	Buy	1/18/12	210,099	215,676	(5,577)

Credit Suisse AG

	Australian Dollar	Buy	1/18/12	114,270	114,004	266

	British Pound	Buy	1/18/12	4,289,802	4,341,868	(52,066)

	Canadian Dollar	Buy	1/18/12	3,531,962	3,533,743	(1,781)

	Euro	Buy	1/18/12	6,016,577	6,271,254	(254,677)

	Japanese Yen	Buy	1/18/12	2,712,473	2,689,146	23,327

	Norwegian Krone	Sell	1/18/12	5,468,450	5,635,636	167,186

	Swedish Krona	Sell	1/18/12	393,721	400,241	6,520

	Swiss Franc	Buy	1/18/12	1,879,394	1,926,957	(47,563)

Deutsche Bank AG

	Australian Dollar	Sell	1/18/12	6,721,892	6,694,403	(27,489)

	Euro	Buy	1/18/12	754,224	785,946	(31,722)

	Swedish Krona	Buy	1/18/12	2,496,773	2,539,304	(42,531)

	Swiss Franc	Buy	1/18/12	5,598,249	5,739,499	(141,250)

Goldman Sachs International

	Australian Dollar	Sell	1/18/12	3,472,612	3,464,429	(8,183)

	British Pound	Buy	1/18/12	26,864	27,190	(326)

	Euro	Sell	1/18/12	2,741,068	2,934,429	193,361

	Japanese Yen	Buy	1/18/12	3,555,974	3,523,870	32,104

	Norwegian Krone	Sell	1/18/12	1,422,778	1,464,309	41,531

	Swedish Krona	Buy	1/18/12	876,047	890,897	(14,850)

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/12	2,846,018	2,836,609	9,409

	British Pound	Buy	1/18/12	5,182,359	5,245,258	(62,899)

	Euro	Sell	1/18/12	2,913,865	3,019,942	106,077

	Hong Kong Dollar	Buy	1/18/12	275,496	275,477	19

	Norwegian Krone	Buy	1/18/12	2,997,674	3,089,747	(92,073)

	Swiss Franc	Buy	1/18/12	1,705,607	1,748,352	(42,745)

JPMorgan Chase Bank, N. A.

	Australian Dollar	Buy	1/18/12	1,275,551	1,272,658	2,893

	British Pound	Buy	1/18/12	1,855,612	1,887,662	(32,050)

	Canadian Dollar	Sell	1/18/12	1,332,753	1,334,408	1,655

	Euro	Buy	1/18/12	3,083,685	3,213,810	(130,125)

	Hong Kong Dollar	Buy	1/18/12	8,507,129	8,500,200	6,929

	Japanese Yen	Sell	1/18/12	2,104,449	2,086,297	(18,152)

	Norwegian Krone	Buy	1/18/12	9,513,085	9,801,732	(288,647)

	Singapore Dollar	Buy	1/18/12	3,550,753	3,597,866	(47,113)

	Swedish Krona	Sell	1/18/12	2,209,821	2,247,581	37,760

	Swiss Franc	Buy	1/18/12	1,418,943	1,456,475	(37,532)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	1/18/12	1,828,212	1,827,109	(1,103)

	British Pound	Sell	1/18/12	126,244	127,737	1,493

	Canadian Dollar	Buy	1/18/12	344,620	344,735	(115)

	Euro	Buy	1/18/12	4,424,643	4,611,422	(186,779)

	Japanese Yen	Sell	1/18/12	284,140	287,981	3,841

8 Putnam VT International Equity Fund

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $292,890,752) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Swedish Krona	Buy	1/18/12	$268,207	$272,924	$(4,717)

	Swiss Franc	Buy	1/18/12	5,157,604	5,296,054	(138,450)

State Street Bank and Trust Co.

	Australian Dollar	Sell	1/18/12	858,196	854,451	(3,745)

	Canadian Dollar	Sell	1/18/12	525,369	525,360	(9)

	Euro	Sell	1/18/12	6,073,399	6,328,370	254,971

	Norwegian Krone	Buy	1/18/12	864,744	890,844	(26,100)

	Swedish Krona	Buy	1/18/12	291,164	295,737	(4,573)

UBS AG

	Australian Dollar	Buy	1/18/12	5,691,117	5,677,094	14,023

	British Pound	Sell	1/18/12	15,555,463	15,744,662	189,199

	Canadian Dollar	Buy	1/18/12	3,213,248	3,215,846	(2,598)

	Euro	Buy	1/18/12	12,579,762	13,109,630	(529,868)

	Norwegian Krone	Sell	1/18/12	7,348,368	7,567,944	219,576

	Swedish Krona	Buy	1/18/12	1,735,075	1,764,186	(29,111)

	Swiss Franc	Buy	1/18/12	9,345,855	9,585,204	(239,349)

Westpac Banking Corp.

	Australian Dollar	Buy	1/18/12	10,411,912	10,370,756	41,156

	British Pound	Sell	1/18/12	631,995	639,617	7,622

	Canadian Dollar	Sell	1/18/12	3,128,368	3,133,145	4,777

	Euro	Sell	1/18/12	9,874,678	10,289,919	415,241

	Japanese Yen	Sell	1/18/12	11,040,285	10,949,079	(91,206)

Total						$(355,112)

Putnam VT International Equity Fund 9

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$11,458,478	$—

Belgium	—	9,668,946	—

Brazil	5,459,641	—	—

Canada	11,998,221	—	—

China	5,339,074	15,181,899	—

France	—	41,674,664	—

Germany	—	44,880,776	—

Hong Kong	—	3,054,849	—

Ireland	4,140,920	9,155,071	—

Israel	3,454,816	—	—

Italy	—	3,123,079	—

Japan	—	86,553,812	—

Malaysia	—	2,566,323	—

Netherlands	—	4,309,096	—

Norway	—	3,058,876	—

Russia	722,741	6,353,254	—

South Korea	—	3,866,075	—

Spain	161,010	2,486,505	—

Taiwan	—	6,323,016	—

United Kingdom	—	107,399,698	—

United States	17,817,411	—	—

Total common stocks	49,093,834	361,114,417	—

U.S. government agency mortgage obligations	—	115,292	—

Short-term investments	690,000	12,105,128	—

Totals by level	$49,783,834	$373,334,837	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(355,112)	$—

Totals by level	$—	$(355,112)	$—

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Equity Fund

Statement of assets and liabilities
12/31/11

Assets

Investment in securities, at value, including $9,579,240 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $435,845,419)	$413,152,291

Affiliated issuers (identified cost $9,966,380) (Note 1)	9,966,380

Foreign currency (cost $347,141) (Note 1)	347,288

Dividends, interest and other receivables	569,425

Foreign Tax reclaim	41,656

Receivable for shares of the fund sold	173,133

Unrealized appreciation on forward currency contracts (Note 1)	2,996,387

Total assets	427,246,560

Liabilities

Payable to custodian	36,938

Payable for investments purchased	426,130

Payable for shares of the fund repurchased	134,039

Payable for compensation of Manager (Note 2)	248,298

Payable for investor servicing fees (Note 2)	8,928

Payable for custodian fees (Note 2)	36,857

Payable for Trustee compensation and expenses (Note 2)	143,540

Payable for administrative services (Note 2)	1,068

Payable for distribution fees (Note 2)	62,912

Unrealized depreciation on forward currency contracts (Note 1)	3,351,499

Collateral on securities loaned, at value (Note 1)	9,966,380

Collateral on certain derivative contracts, at value (Note 1)	805,292

Other accrued expenses	114,192

Total liabilities	15,336,073

Net assets	$411,910,487

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$731,349,693

Undistributed net investment income (Note 1)	8,997,005

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(305,372,765)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(23,063,446)

Total — Representing net assets applicable to capital shares outstanding	$411,910,487

Computation of net asset value Class IA

Net assets	$116,603,319

Number of shares outstanding	12,141,591

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.60

Computation of net asset value Class IB

Net assets	$295,307,168

Number of shares outstanding	31,116,133

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.49

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 11

Statement of operations
Year ended 12/31/11

Investment income

Dividends (net of foreign tax of $1,193,996)	$12,766,833

Interest (including interest income of $2,294 from investments in affiliated issuers) (Note 6)	2,595

Securities lending (Note 1)	622,106

Total investment income	13,391,534

Expenses

Compensation of Manager (Note 2)	3,506,606

Investor servicing fees (Note 2)	508,224

Custodian fees (Note 2)	99,470

Trustee compensation and expenses (Note 2)	38,767

Administrative services (Note 2)	14,980

Distribution fees — Class IB (Note 2)	887,820

Other	182,060

Total expenses	5,237,927

Expense reduction (Note 2)	(53,882)

Net expenses	5,184,045

Net investment income	8,207,489

Net realized gain on investments (Notes 1 and 3)	10,876,690

Net realized gain on foreign currency transactions (Note 1)	5,683,609

Net realized gain on written options (Notes 1 and 3)	80,198

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(4,828,637)

Net unrealized depreciation of investments during the year	(102,496,525)

Net loss on investments	(90,684,665)

Net decrease in net assets resulting from operations	$(82,477,176)

Statement of changes in net assets

	Year ended	Year ended
	12/31/11	12/31/10

Decrease in net assets

Operations:

Net investment income	$8,207,489	$7,441,384

Net realized gain (loss) on investments and foreign currency transactions	16,640,497	(1,590,864)

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(107,325,162)	44,857,025

Net increase (decrease) in net assets resulting from operations	(82,477,176)	50,707,545

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(5,188,754)	(5,972,215)

Class IB	(11,873,426)	(14,118,995)

Increase in capital from settlement payments	178,982	—

Decrease from capital share transactions (Note 4)	(50,381,248)	(68,986,654)

Total decrease in net assets	(149,741,622)	(38,370,319)

Net assets:

Beginning of year	561,652,109	600,022,428

End of year (including undistributed net investment income of $8,997,005 and $11,996,969, respectively)	$411,910,487	$561,652,109

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Equity Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/11	$11.91	.20	(2.11)	(1.91)	(.40)	—	—	(.40)	—[e,f]	$9.60	(16.71)	$116,603.87		1.83	91

12/31/10	11.20	.16	.95	1.11	(.40)	—	—	(.40)	—	11.91	10.27	162,574.89		1.53	75

12/31/09	8.96	.20	2.03	2.23	—	—	—	—	.01[g,h]	11.20	25.00	171,219.94		2.25	110

12/31/08	19.11	.43	(7.74)	(7.31)	(.37)	(2.44)	(.04)	(2.85)	.01[i]	8.96	(43.84)	167,901	.87[j]	3.17[j]	71

12/31/07	20.78	.31	1.33	1.64	(.66)	(2.65)	—	(3.31)	—	19.11	8.61	381,400	.84[j]	1.56[j]	83

Class IB

12/31/11	$11.78	.17	(2.09)	(1.92)	(.37)	—	—	(.37)	—[e,f]	$9.49	(16.93)	$295,307	1.12	1.57	91

12/31/10	11.08	.14	.94	1.08	(.38)	—	—	(.38)	—	11.78	10.03	399,078	1.14	1.28	75

12/31/09	8.89	.18	2.00	2.18	—	—	—	—	.01[g,h]	11.08	24.63	428,804	1.19	2.01	110

12/31/08	18.96	.39	(7.67)	(7.28)	(.32)	(2.44)	(.04)	(2.80)	.01[i]	8.89	(43.95)	403,653	1.12[j]	2.91[j]	71

12/31/07	20.64	.26	1.32	1.58	(.61)	(2.65)	—	(3.26)	—	18.96	8.37	825,503	1.09[j]	1.31[j]	83

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Millennium Partners, L.P., Millennium Management L.L.C. and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of March 28, 2011.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management L.L.C. and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and General American Life Insurance Co., which amounted to less than $0.01 per share outstanding as of August 17, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut, which amounted to $0.01 per share for the year ended December 31, 2008.

j Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/08	<0.01%

12/31/07	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 13

Notes to financial statements 12/31/11

Note 1 — Significant accounting policies

Putnam VT International Equity Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through December 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

14 Putnam VT International Equity Fund

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. For the reporting period, the transaction volume of purchased options contracts was minimal.

F) Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $234,566 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,024,068 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,539,144.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $9,579,240 and the fund received cash collateral of $9,966,380.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2011, the fund had a capital loss carryover of $304,213,374 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$167,627,771	$—	$167,627,771	12/31/16

131,971,485	—	131,971,485	12/31/17

4,614,118	—	4,614,118	12/31/18

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Putnam VT International Equity Fund 15

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $5,854,727 to increase undistributed net investment income and $178,983 to decrease paid-in-capital, with an increase to accumulated net realized losses of $5,675,744.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$31,343,180
Unrealized depreciation	(55,195,699)

Net unrealized depreciation	(23,852,519)
Undistributed ordinary income	8,901,560
Capital loss carryforward	(304,213,374)

Cost for federal income tax purposes	$446,971,190

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.4% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $105 under the expense offset arrangements and by $53,777 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $317, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $453,478,079 and $506,176,164, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written equity option	Written equity option
		contract amounts	premiums received

Written options outstanding at
beginning of the reporting period	EUR	—	$—

Options opened	EUR	168,714	80,198

Options exercised	EUR	—	—

Options expired	EUR	(168,714)	(80,198)

Options closed	EUR	—	—

Written options outstanding at
end of the reporting period	EUR	—	$—

16 Putnam VT International Equity Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/11		Year ended 12/31/10		Year ended 12/31/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	172,076	$1,735,140	265,767	$2,930,611	2,204,859	$21,640,013	1,618,549	$16,573,382

Shares issued in connection with
reinvestment of distributions	437,870	5,188,754	545,906	5,972,215	1,012,227	11,873,426	1,302,490	14,118,995

	609,946	6,923,894	811,673	8,902,826	3,217,086	33,513,439	2,921,039	30,692,377

Shares repurchased	(2,115,842)	(23,831,455)	(2,453,338)	(26,182,777)	(5,989,051)	(66,987,126)	(7,745,522)	(82,399,080)

Net decrease	(1,505,896)	$(16,907,561)	(1,641,665)	$(17,279,951)	(2,771,965)	$(33,473,687)	(4,824,483)	$(51,706,703)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$2,996,387	Payables	$3,351,499

Total		$2,996,387		$3,351,499

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Forward currency contracts	Total

Foreign exchange contracts	$—	$5,773,148	$5,773,148

Equity contracts	(184,779)	—	$(184,779)

Total	$(184,779)	$5,773,148	$5,588,369

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(4,717,400)	$(4,717,400)

Total	$(4,717,400)	$(4,717,400)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,294 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $127,151,172 and $136,500,226, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the fund’s financial statements.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT International Equity Fund 17

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were
$13,958,036 or $0.32 per share (for all classes of shares). Taxes paid to foreign countries were $1,193,996 or $0.03 per share (for all classes of shares).

18 Putnam VT International Equity Fund

About the Trustees

	Name Year of birth Position held	Principal occupations during past five years	Other directorships
Independent Trustees			
	**Ravi Akhoury** Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company
	**Barbara M. Baumann** Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Denver.	SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer
	**Jameson A. Baxter** Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None
	**Charles B. Curtis** Born 1940 Trustee since 2001	Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.	Edison International; Southern California Edison
	**Robert J. Darretta** Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company
	**John A. Hill** Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company
	**Paul L. Joskow** Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services
	**Elizabeth T. Kennan** Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system
	**Kenneth R. Leibler** Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Northeast Utilities, which operates New England's largest energy delivery system
	**Robert E. Patterson** Born 1945 Trustee since 1984	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.	None

Putnam VT International Equity Fund 19

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President
Compliance Liaison	Since 2004
Since 2004	Director of Trustee Relations, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Chief of Operations, Putnam Investments and Putnam Management	Since 1993

Janet C. Smith (Born 1965)	Michael Higgins (Born 1976)
Vice President, Assistant Treasurer and Principal Accounting Officer	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2007	Since 2010
Director of Fund Administration Services, Putnam Investments and	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Chief Compliance Officer, Putnam Investments, Putnam Management,	Since 2000
and Putnam Retail Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services, Putnam Management
Director of Operational Compliance, Putnam Investments and Putnam
Retail Management

Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer
Since 2011
General Counsel, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT International Equity Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT International Equity Fund 21

This report has been prepared for the shareholders	H513
of Putnam VT International Equity Fund.	272227 2/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2011	$71,173	$--	$3,564	$ —
December 31, 2010	$68,457	$--	$6,493	$382*

*	Includes fees of $382 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended December 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2011and December 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $130,946 and $285,095 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2011	$ —	$107,505	$ —	$ —

December 31, 2010	$ —	$227,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2012